UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2006

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN  48674

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  989-636-1000

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

The Dow Chemical Company issued a press release on January 26, 2006, announcing results for the fourth quarter of 2005. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Exhibit 99.1 to this Current Report on Form 8-K, and such press release is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

99.1  Press release issued by The Dow Chemical Company on January 26, 2006, announcing results for the fourth quarter of 2005. Exhibit 99.1 is deemed to be “filed” under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	January 26, 2006

/s/ FRANK H. BROD
Frank H. Brod
Corporate Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release issued by The Dow Chemical Company on January 26, 2006, announcing results for the fourth quarter of 2005. Exhibit 99.1 is deemed to be “filed” under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.